1
EXHIBIT 10.2
AMENDMENT NO. 3 TO THE
QUAKER HOUGHTON

RETIREMENT SAVINGS

PLAN

(As Amended and Restated January 1, 2020)

WHEREAS , Quaker Chemical Corporation d/b/a Quaker Houghton (the “Company”) adopted the
Quaker Houghton Retirement Savings Plan, as amended and restated

effective January 1, 2020, and as

amended
on two occasions thereafter (the “Plan”);

WHEREAS
, the

Company desires

to amend

the Plan

to change

the investment

direction of

matching
contributions and nonelective contributions, and to make certain other clarifying changes; and

WHEREAS
, pursuant to

Section 8.1 of

the Plan, the

Retirement Savings Plan

Committee has the

right
to amend the Plan at any time, subject to certain inapplicable limitations.

NOW,

THEREFORE
, effective

as of

April 17,

2020, the

Plan shall

be, and

hereby is,

amended as
follows:

1.

The last paragraph of Section 4.4(a) (“Matching Contributions”) is amended to read as follows:
“Effective with

the Elective

Contributions taken

from the

paycheck for the

first pay

date on

or
after April 17,

2020, the Matching

Contribution may be

made in cash

or in Company

Securities in the
sole discretion of the Administrator.

Matching Contributions made in cash will be invested according to
the direction

of the

Participant, Beneficiary,

or alternate

payee under

Section 4.13(a).

To the

extent a
Matching Contribution is

made in Company

Securities, the contribution

shall be invested

in the Quaker
Stock Fund,

subject to

any subsequent

reapportionment direction

of the

Participant, Beneficiary,

or
alternate payee under Section 4.13(e).”
2.

Section 4.5(c) (“Employer Nonelective Contributions”) is amended to read as follows:
(c) Investment.

Effective

with

the first

pay date

on or

after

April

17, 2020,

the
Nonelective

Contribution

may be made in cash or in Company Securities in the sole discretion of the
Administrator.

Nonelective Contributions made in cash will be invested according to the direction of the Participant, Beneficiary, or alternate payee under Section 4.13(a).

To the extent Nonelective
Contributions are made in Company Securities, the contribution shall be invested in the Quaker Stock
Fund, subject to any subsequent reapportionment direction of the Participant, Beneficiary, or alternate payee under Section 4.13(e).
3.

Section 4.13(a) (“Investment of Aggregate Accounts”) is amended to read as follows:
(a) Participant

Directed.

Every

Participant,

Beneficiary,

and alternate

payee

shall

have
the right

to designate

the investment

category

or categories

in which

the Trustee

is to invest

his or
her Aggregate

Account

including,

pursuant

to Section

4.13(e),

any contributions

that are

initially
invested

in the Quaker

Stock

Fund

at the time of

contribution

pursuant

to Section

4.4(a)

or Section
4.5(c).
4.

Section 4.13(e) (“Investment of Aggregate Accounts”) is amended to read as follows:
(e) Investment

Direction – Reapportionment of Aggregate Account.

A Participant,

Beneficiary,

or alternate

payee

may,

subject

to the

Company’s

insider

trading

policy

or other
restriction(s)

imposed

by the

Company

pursuant

to Sections

4.13(m)

or 4.13(n),

on any

business
day,

by giving

notice

in the manner

prescribed

by the Trustee,

transfer

all or any portion

of the

assets
held on

his or

her behalf

in any

investment

category

or categories

to any

other

category

or
categories

then

provided,

including

any contributions

that are

initially

invested

in the

Quaker

Stock
Fund

at the

time

of contribution

pursuant

to Section

4.4(a)

or Section

4.5(c).

IN WITNESS WHEREOF , Quaker Chemical Corporation d/b/a Quaker Houghton has caused these presents to be duly executed on this __30____ day of _____April_________, 2020.

QUAKER CHEMICAL CORPORATION

D/B/A QUAKER HOUGHTON

Attest:

____/s/ Victoria K. Gehris__________________ By:

_______/s/_Robert T. Traub

_______________